SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)       December 1, 2003



                         CENTEL RETIREMENT SAVINGS PLAN
                          FOR BARGAINING UNIT EMPLOYEES
             (Exact name of Registrant as specified in its charter)

          Kansas                    1-04721                    48-0457967
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                   66251
     (Address of principal executive offices)                 (Zip Code)


   Registrant's telephone number, including area code        (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)


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Item 4.  Changes in Registrant's Certifying Accountant.

     On December 1, 2003, KPMG LLP ("KPMG") was engaged as independent auditor for Sprint Corporation ("Sprint") and for the Centel Retirement Savings Plan for Bargaining Unit Employees ("Plan") for the year ending December 31, 2004.

     As previously reported, the Audit Committee of the Board of Directors of Sprint determined that Ernst & Young LLP ("Ernst & Young") would be replaced by KPMG as the independent auditor for Sprint and for the Plan for the year ending December 31, 2004. This action effectively dismisses Ernst & Young as Sprint's and the Plan's independent auditor for the year ending December 31, 2004; however, Ernst & Young will continue as Sprint's and the Plan's independent auditor for the year ending December 31, 2003.

     Ernst & Young's reports on the Plan's financial statements as of December 31, 2002 and 2001 and for each of the two fiscal years in the period ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2001 and 2002 and through the date of this Form 8-K, there were no disagreements between Sprint or the Plan and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission have occurred during the fiscal years ended December 31, 2001 or 2002 or through the date of this Form 8-K.

     Sprint has requested Ernst & Young to furnish the Plan with a letter addressed to the Commission stating whether Ernst & Young agrees with the above statements. A copy of Ernst & Young's letter, dated December 4, 2003, is attached as Exhibit 16 to this Form 8-K.

     During the fiscal years ended December 31, 2001 and 2002 and through the date of this Form 8-K, neither Sprint nor the Plan nor anyone acting on their behalf consulted KPMG regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements or
(2) any matter that was either the subject of a disagreement with Ernst & Young on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

Item 7.  Exhibits.

     16. Letter to the Securities and Exchange Commission from Ernst & Young.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   CENTEL RETIREMENT SAVINGS PLAN
                                   FOR BARGAINING UNIT EMPLOYEES


Date: December 4, 2003             By:  /s/ Gene M. Betts
                                        Gene M. Betts
                                        Pension and Savings Trusts
                                        Committee Member















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                                 EXHIBIT INDEX


Exhibit
Number       Description                                              Page

  16.        Letter to the Securities and Exchange Commission from
             Ernst & Young.